                                                            Exhibit 23(h)(iii)

                                   AMENDMENT 1
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
       The Investment Companies comprising the Lord Abbett Family of Funds
     (each, a "Fund" or collectively, the "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")


     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1.   The Agreement is hereby amended to add the following funds to
Exhibit 1 of the Agreement:

          Lord Abbett Series Fund, Inc.
                 All Value Portfolio
                 America's Value Portfolio
                 Growth Opportunities Portfolio

     2.   The Agreement shall remain the same in all other respects.

     3.   The Amendment is effective as of the 30th day of April, 2003.

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     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the
Agreement to be executed in its name and on its behalf by its duly authorized representative.

                                      On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

                                      By:  /s/Joan A. Binstock
                                           -----------------------------
                                           Joan A. Binstock
                                           Chief Financial Officer


     Attested:

     /s/Christina T. Simmons
     ------------------
     Christina T. Simmons
     Vice President & Assistant Secretary


                                      LORD, ABBETT & CO. LLC

                                      By:  /s/Robert S. Dow
                                           ----------------------------
                                           Robert S. Dow
                                           Managing Member


     Attested:

     /s/Paul A. Hilstad
     ----------------------
     Paul A. Hilstad
     Member, General Counsel

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                    EXHIBIT 1 (AMENDED AS OF APRIL 30, 2003)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

   Lord Abbett Affiliated Fund, Inc.
   Lord Abbett Blend Trust
         Lord Abbett Small-Cap Blend Fund
   Lord Abbett Bond-Debenture Fund, Inc.
   Lord Abbett Developing Growth Fund, Inc.
   Lord Abbett Global Fund, Inc.
         Equity Series
         Income Series
   Lord Abbett Investment Trust
         Balanced Series
         Core Fixed Income Fund
         Lord Abbett High Yield Fund
         Limited Duration U.S. Government Securities Series
         Lord Abbett Total Return Fund
         U.S. Government Securities Series
   Lord Abbett Large-Cap Growth Fund
   Lord Abbett Mid-Cap Value Fund, Inc.
   Lord Abbett Research Fund, Inc.
         Lord Abbett America's Value Fund
         Lord Abbett Growth Opportunities Fund
         Large-Cap Series
         Small-Cap Value Series
   Lord Abbett Securities Trust
         Alpha Series
         Lord Abbett All Value Fund
         International Series
         Lord Abbett Micro-Cap Growth Fund
         Lord Abbett Micro-Cap Value Fund
   Lord Abbett Series Fund, Inc.
         All Value Portfolio
         America's Value Portfolio
         Bond-Debenture Portfolio
         Growth and Income Portfolio
         Growth Opportunities Portfolio
         International Portfolio
         Mid-Cap Value Portfolio

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   Lord Abbett Tax-Free Income Fund, Inc.
         Lord Abbett California Tax-Free Income Fund
         Lord Abbett Connecticut Tax-Free Income Fund
         Lord Abbett Hawaii Tax-Free Income Fund
         Lord Abbett Minnesota Tax-Free Income Fund
         Lord Abbett Missouri Tax-Free Income Fund
         Lord Abbett National Tax-Free Income Fund
         Lord Abbett New Jersey Tax-Free Income Fund
         Lord Abbett New York Tax-Free Income Fund
         Lord Abbett Texas Tax-Free Income Fund
         Lord Abbett Washington Tax-Free Income Fund
   Lord Abbett Tax-Free Income Trust
         Florida Series
         Georgia Series
         Michigan Series
         Pennsylvania Series
   Lord Abbett U.S. Government Securities Money Market Fund, Inc.
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                                                              Exhibit 23(h)(iii)

                                   AMENDMENT 2
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
       The Investment Companies comprising the Lord Abbett Family of Funds
     (each, a "Fund" or collectively, the "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")


     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1. The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

         Lord Abbett Investment Trust
                Lord Abbett Convertible Fund

         Lord Abbett Securities Trust
                Lord Abbett Large-Cap Value Fund

         Lord Abbett Tax-Free Income Trust
                Lord Abbett Insured Intermediate Tax-Free Fund

     2.  The Agreement shall remain the same in all other respects.

     3.  The Amendment is effective as of the 30th day of June, 2003.

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     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the
Agreement to be executed in its name and on its behalf by its duly authorized representative.

                                      On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

                                      By:   /s/Joan A. Binstock
                                            ------------------------
                                            Joan A. Binstock
                                            Chief Financial Officer


     Attested:

     /s/Christina T. Simmons
     ------------------
     Christina T. Simmons
     Vice President & Assistant Secretary


                                      LORD, ABBETT & CO. LLC
                                            /s/Robert S. Dow
                                      By:   -----------------------
                                            Robert S. Dow
                                            Managing Member


     Attested:

     /s/Paul A. Hilstad
     ----------------------
     Paul A. Hilstad
     Member, General Counsel

                     EXHIBIT 1 (AMENDED AS OF JUNE 30, 2003)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

   Lord Abbett Affiliated Fund, Inc.
   Lord Abbett Blend Trust
         Lord Abbett Small-Cap Blend Fund
   Lord Abbett Bond-Debenture Fund, Inc.
   Lord Abbett Developing Growth Fund, Inc.
   Lord Abbett Global Fund, Inc.
         Equity Series
         Income Series
   Lord Abbett Investment Trust
         Balanced Series
         Core Fixed Income Fund
         Lord Abbett High Yield Fund
         Limited Duration U.S. Government Securities Series
         Lord Abbett Total Return Fund
         U.S. Government Securities Series
         Lord Abbett Convertible Fund
   Lord Abbett Large-Cap Growth Fund
   Lord Abbett Mid-Cap Value Fund, Inc.
   Lord Abbett Research Fund, Inc.
         Lord Abbett America's Value Fund
         Lord Abbett Growth Opportunities Fund
         Large-Cap Series
         Small-Cap Value Series
   Lord Abbett Securities Trust
         Alpha Series
         Lord Abbett All Value Fund
         International Series
         Lord Abbett Micro-Cap Growth Fund
         Lord Abbett Micro-Cap Value Fund
         Lord Abbett Large-Cap Value Fund
   Lord Abbett Series Fund, Inc.
         All Value Portfolio
         America's Value Portfolio
         Bond-Debenture Portfolio
         Growth and Income Portfolio
         Growth Opportunities Portfolio
         International Portfolio
         Mid-Cap Value Portfolio

   Lord Abbett Tax-Free Income Fund, Inc.
         Lord Abbett California Tax-Free Income Fund
         Lord Abbett Connecticut Tax-Free Income Fund
         Lord Abbett Hawaii Tax-Free Income Fund
         Lord Abbett Minnesota Tax-Free Income Fund
         Lord Abbett Missouri Tax-Free Income Fund
         Lord Abbett National Tax-Free Income Fund
         Lord Abbett New Jersey Tax-Free Income Fund
         Lord Abbett New York Tax-Free Income Fund
         Lord Abbett Texas Tax-Free Income Fund
         Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Tax-Free Income Trust
         Florida Series
         Georgia Series
         Michigan Series
         Pennsylvania Series
         Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett U.S. Government Securities Money Market Fund, Inc.